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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) February 17, 2004

New World Restaurant Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27148	13-3690261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1687 Cole Boulevard
Golden, Colorado 80401
(Address of Principal Executive Offices) (Zip Code)

(303) 568-8000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        Reference is made to the New World Restaurant Group, Inc. (the "Company") press release attached hereto as Exhibit 99.1, and incorporated by reference herein, relating to the Company's naming of S. Garrett Stonehouse, Jr. as a director of the company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)
EXHIBITS.

Exhibit	Description
99.1	Press Release issued February 17, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW WORLD RESTAURANT GROUP, INC.
By:	/s/ RICHARD P. DUTKIEWICZ Name: Richard P. Dutkiewicz Title: Chief Financial Officer

Date: February 18, 2004

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  ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES